SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                                -----------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 22, 2003
                Date of Report (Date of earliest event reported)


                        LATTICE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                     000-18032               93-0835214
 (State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
          incorporation)                                    Identification No.)

               5555 NE Moore Court
            Hillsboro, OR 97124-6421                      (503) 268-8000
    (Address of principal executive offices)    (Registrant's telephone number,
                                                        including area code)



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Item 7.    Exhibits.

      (c)  Exhibits:

      The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
-----------    -----------

99.1           Press Release of Lattice Semiconductor Corporation, dated April
               22, 2003.

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)*

     The following information and exhibit relating thereto are furnished pursuant to Items 9 and 12 of this Current Report on Form 8-K: On April 22, 2003, Lattice Semiconductor Corporation (the "Company") issued a press release announcing the Company's earnings for the fiscal quarter ended March 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press Release of Lattice Semiconductor Corporation, dated April
              22, 2003.




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LATTICE SEMICONDUCTOR CORPORATION

Date: April 22, 2003

                                By:   /s/ STEPHEN A. SKAGGS
                                      ------------------------------------------
                                Name:  STEPHEN A. SKAGGS
                                Title: Chief Financial Officer



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